Exhibit 99.15
               Johnson & Johnson and Subsidiaries

(Dollars in Millions Except Per Share Figures)
Unaudited

                 2001   2000   1999    1998   1997   1996
Sales to customer-
 Domestic      19,825 17,316  15,532 12,901  11,814 10,851
Sales to customer-
 Int'l         12,492 11,856  11,825 10,910  10,708 10,536
Total Sales    32,317 29,172  27,357 23,811  22,522 21,387
Cost of products
 sold           9,581  8,957   8,539  7,700   7,350  7,185
Selling, marketing
 and administrative
 expenses      11,260 10,495  10,065  8,525   8,185 7,848
Research
 expense        3,591  3,105   2,768  2,506   2,373 2,109
Purchased in-process
 research and
 development      105     66       -    298     108     -
Interest
 income         (456)   (429)  (266)   (302)  (263)  (196)
Interest expense,
 net of portion
 capitalized      153    204     255    186     179   176
Other expense,
 net               38    (61)    100     12    (10)  122
Restructuring
 charge           147    (33)     19    553     258     -
               24,419 22,304  21,480 19,478  18,180 17,244
Earnings before
 provision for
 taxes on
 income         7,898  6,868   5,877  4,333   4,342 4,143
Provision for
 taxes on
 income         2,230  1,915   1,604  1,232   1,237 1,185

Earnings before
 cumulative effect
 of accounting
 changes        5,668  4,953   4,273  3,101   3,105 2,958
Cumulative effect
 of accounting
 changes (net
 of tax)            -      -       -      -       -     -
Net earnings    5,668  4,953   4,273  3,101   3,105 2,958



Exhibit 99.15

               Johnson & Johnson and Subsidiaries

(Dollars in Millions Except Per Share Figures)
Unaudited

                         1995    1994     1993    1992    1991
Sales to customer-
 Domestic              9,065   7,731    7,121   6,899   6,160
Sales to customer-
 International         9,472   7,723    6,756   6,701   6,050
Total Sales           18,537  15,454   13,877  13,600  12,210
Cost of products
 sold                  6,352   5,393    4,908   4,783   4,281
Selling, marketing
 and administrative
 expenses              6,950   5,901    5,364   5,356   4,808
Research
 expense               1,788   1,416    1,296   1,282   1,092
Purchased in-process
 research and
 development               -      37        -       -     171
Interest income        (151)     (85)    (104)   (122)   (123)
Interest expense,
 net of portion
 capitalized             184     182      165     162     156
Other expense,
 net                      70      (5)     (71)     20     88
Restructuring
 charge                    -       -        -       -    (64)
                      15,193  12,839   11,558  11,481 10,409
Earnings before
 provision for
 taxes on
 income                3,344   2,615    2,319   2,119   1,801
Provision for
 taxes on
 income                  926     654      533     547     531

Earnings before
 cumulative effect
 of accounting
 changes               2,418   1,961    1,786   1,572   1,270
Cumulative effect
 of accounting
 changes (net
 of tax)                   -       -        -    (595)      -
Net earnings           2,418   1,961    1,786     977  1,270


Exhibit 99.15


Segments of Business             Johnson & Johnson and
Subsidiaries
Unaudited

                                        Sales to Customers
(Dollars in Millions)              2001      2000      1999

Consumer - Domestic             $3,449    $3,403     3,311
 International                   2,871     2,868     2,937
Total                            6,320     6,271     6,248

Pharmaceutical - Domestic       10,240     8,441     6,955
 International                   4,611     4,220     4,275
Total                           14,851    12,661    11,230

Medical Dev & Diag - Domestic    6,136     5,472     5,266
 International                   5,010     4,768     4,613
Total                           11,146    10,240     9,879

Worldwide total                 32,317    29,172    27,357



Geographic Areas          Johnson & Johnson and Subsidiaries

                                        Sales to Customers
(Dollars in Millions)              2001      2000      1999

United States                  $19,825   $17,316    15,532
Europe                           6,687     6,210     6,564
Western Hemisphere excluding
 U.S.                            2,070     2,020     1,964
Asia-Pacific, Africa             3,735     3,626     3,297

Worldwide total                $32,317   $29,172    27,357